UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

___________

PARKWAY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Parkway Acquisition Corp. (the “Company”) held its annual meeting of shareholders on August 18, 2020 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company (i) elected fourteen directors to serve for one-year terms, (ii) ratified the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and (iii) approved the Parkway Acquisition Corp. 2020 Equity Incentive Plan.  The voting results for each proposal are as follows:

1.	To elect fourteen directors to serve for terms of one year each expiring at the 2021 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Votes
Thomas M. Jackson, Jr.	2,508,718	19,195	1,490,484
James W. Shortt	2,497,859	30,054	1,490,484
Jacky K. Anderson	2,400,419	127,494	1,490,484
J. Howard Conduff, Jr.	2,435,412	92,501	1,490,484
Blake M. Edwards, Jr.	2,439,818	88,095	1,490,484
Bryan L. Edwards	2,511,271	16,642	1,490,484
T. Mauyer Gallimore	2,500,956	26,957	1,490,484
A. Melissa Gentry	2,502,044	25,869	1,490,484
R. Devereux Jarratt	2,511,507	16,406	1,490,484
Theresa S. Lazo	2,505,101	22,812	1,490,484
W. David McNeill	2,511,259	16,654	1,490,484
Frank A. Stewart	2,508,801	19,112	1,490,484
John Michael Turman	2,514,353	13,560	1,490,484
J. David Vaughan	2,510,524	17,389	1,490,484

2.	To ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstain
4,008,716	3,609	6,072

3.	To approve the Parkway Acquisition Corp. 2020 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
2,337,935	145,480	44,498	1,490,484

Item 8.01	Other Events.

On August 20, 2020, Parkway Acquisition Corp. issued a press release announcing a cash dividend of $0.13 per share. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY ACQUISITION CORP. (Registrant)

Date: August 20, 2020	By:	/s/ Blake M. Edwards
Blake M. Edwards
President and Chief Executive Officer